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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) (July 29, 2005)
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                          Manchester Technologies, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          New York                    0-21695                   11-2312854
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(State or Other Jurisdiction        (Commission               (IRS Employer
    of Incorporation)               File Number)             Identification No.)


       50 Marcus Boulevard, Hauppauge, New York                   11788
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        (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's telephone number, including area code (631) 951-8100
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 7.01. Regulation FD Disclosure.

On July 29, 2005, Manchester Technologies Inc. (the "Company") issued a press release announcing that the Company's shareholders have adopted the Agreement and Plan of Merger among Electrograph Holdings, Inc., CICE Acquisition Corp., and the Company, dated as of April 17, 2005. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K and Exhibit 99.1 attached hereto is being furnished to the Securities and Exchange Commission ("SEC") pursuant to Item
7.01 and shall neither be deemed "filed" with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1   Press Release, dated July 29, 2005.

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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 29, 2005


                                       MANCHESTER TECHNOLOGIES, INC.



                                       By: /s/ Seth Collins
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                                          Seth Collins
                                          President


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                                 EXHIBIT INDEX
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EXHIBIT        DESCRIPTION
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 99.1          Press Release dated July 29, 2005.


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